UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2012

Frontier Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11001	06-0619596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut		06905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 614-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 17, 2012, Frontier Communications Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., as the representative of the several underwriters named therein, in connection with the Company’s previously announced offering of $500 million of 9.250% Senior Notes due 2021 (the “Notes”). The Underwriting Agreement includes the terms and conditions of the offer and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The foregoing disclosure is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference herein. The Underwriting Agreement is also incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333- 181299), pursuant to which the Notes will be issued (the “Registration Statement”).

In connection with the offering, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes. Such opinion is incorporated by reference into the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On May 22, 2012, the Company completed its registered offering of Notes. The Notes were issued pursuant to an indenture dated as of April 9, 2009, as amended, and a third supplemental indenture dated as of May 22, 2012, with The Bank of New York Mellon as trustee. The Notes bear interest at the rate of 9.250% per year. Interest on the Notes is payable on January 1 and July 1 of each year, beginning on January 1, 2013. The Notes will mature on July 1, 2021. The Company may, at its option, redeem some or all of the Notes at any time by paying a make-whole premium, plus accrued and unpaid interest, if any, to the date of redemption. The Notes are senior unsecured obligations of the Company and rank equally with all of its other existing and future senior unsecured indebtedness. The indenture and third supplemental indenture contain certain covenants and events of default and other customary provisions.

The foregoing descriptions of the Notes, the indenture and the third supplemental indenture are summaries only and are qualified in their entirety by reference to the full text of such documents. A copy of the third supplemental indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated May 17, 2012, between Frontier Communications Corporation and Deutsche Bank Securities Inc., as representative of the several underwriters named therein

4.1	Third Supplemental Indenture dated as of May 22, 2012, between Frontier Communications Corporation and The Bank of New York Mellon, as Trustee

4.2	Form of 9.250% Senior Notes due 2021

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

By:	/s/ Nancy S. Rights
Name:	Nancy S. Rights
Title:	Senior Vice President, Deputy General Counsel and Secretary

Date: May 22, 2012

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement dated May 17, 2012, between Frontier Communications Corporation and Deutsche Bank Securities Inc., as representative of the several underwriters named therein

4.1	Third Supplemental Indenture dated as of May 22, 2012, between Frontier Communications Corporation and The Bank of New York Mellon, as Trustee

4.2	Form of 9.250% Senior Notes due 2021

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)